UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): July 29, 2003

                              ROSLYN BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                    0-28886                   11-3333218
       --------                    -------                   ----------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification Number)

                One Jericho Plaza, New York, New York 11753-8905
              -----------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (516) 942-6000
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 9.  REGULATION FD DISCLOSURE

         Beginning on July 29, 2003, New York Community Bancorp, Inc. ("New York Community") and Roslyn Bancorp, Inc. ("Roslyn") intend to make a written presentation available to, and to distribute it to, current and prospective investors, and to post the presentation on their respective web sites. The presentation discusses the proposed merger of Roslyn with and into New York Community and their respective financial performances for the six months ended June 30, 2003.

         In addition, the presentation discusses New York Community's 2003 diluted GAAP EPS projections in the range of $2.04 to $2.10 on a stand-alone basis, and the Companies' pro forma 2004 diluted GAAP earnings per share estimate of $2.53.

         The presentation is attached as Exhibit 99.1 and is hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

              -   Not Applicable

(b)      Pro forma financial information.

              -   Not Applicable

(c)      Exhibits.

         99.1     Presentation, as of July 29, 2003.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              ROSLYN BANCORP, INC.

                              By:    /s/ Richard F. Schneider
                                     ------------------------
                              Name:  Richard F. Schneider
                              Title: Assistant Secretary

Date:  July 28, 2003


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


                                  EXHIBIT INDEX

        99.1    Presentation, as of July 29, 2003.


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